                                                                    Exhibit 10.1

                           PENWEST PHARMACEUTICALS CO.

                          SECURITIES PURCHASE AGREEMENT

                                 AUGUST 1, 2003

SECTION 1 AUTHORIZATION AND SALE OF SECURITIES...................................................................       1
         1.1      Authorization..................................................................................       1
         1.2      Sale of Units..................................................................................       1

SECTION 2 CLOSING DATE: DELIVERY.................................................................................       1
         2.1      Closing Date...................................................................................       1
         2.2      Delivery.......................................................................................       1
         2.3      Purchase Price.................................................................................       2

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................       2
         3.1      Subsidiaries; Organization and Standing........................................................       2
         3.2      Corporate Power, Authorization.................................................................       2
         3.3      Issuance and Delivery of the Securities........................................................       3
         3.4      SEC Documents; Financial Statements............................................................       3
         3.5      Governmental Consents..........................................................................       3
         3.6      No Material Adverse Change.....................................................................       4
         3.7      Intellectual Property..........................................................................       4
         3.8      Authorized Capital Stock.......................................................................       4
         3.9      Litigation.....................................................................................       4
         3.10     Use of Proceeds................................................................................       5
         3.11     Accountants....................................................................................       5
         3.12     Compliance With Other Instruments..............................................................       5
         3.13     Permits........................................................................................       5
         3.14     Investment Company.............................................................................       5
         3.15     Securities Laws Disclosure; Publicity..........................................................       5
         3.16     Private Placement..............................................................................       6
         3.17     Form S-3 Eligibility...........................................................................       6
         3.18     Listing and Maintenance Requirements...........................................................       6
         3.19     Application of Takeover Protections............................................................       6
         3.20     Insurance......................................................................................       6
         3.21     Non-Public Information.........................................................................       6
         3.22     Acknowledgment Regarding Purchasers' Purchase of Securities....................................       7

SECTION 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS............................................       7
         4.1      Power; Authorization...........................................................................       7
         4.2      Investment Experience..........................................................................       7
         4.3      Investment Intent..............................................................................       7
         4.4      Registration or Exemption Requirements.........................................................       8
         4.5      Certain Trading Limitations....................................................................       8
         4.6      Pledge Arrangements............................................................................       9

SECTION 5 CONDITIONS TO CLOSING OF PURCHASERS....................................................................       9
         5.1      Representations and Warranties.................................................................       9
         5.2      Covenants......................................................................................       9
         5.3      Blue Sky.......................................................................................       9
         5.4      Legal Opinion..................................................................................       9
         5.5      Nasdaq Qualification...........................................................................      10

                                      -i-
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
         5.6      Absence of Litigation..........................................................................      10
         5.7      No Governmental Prohibition....................................................................      10

SECTION 6 CONDITIONS TO CLOSING OF COMPANY.......................................................................      10
         6.1      Representations and Warranties.................................................................      10
         6.2      Covenants......................................................................................      10
         6.3      Blue Sky.......................................................................................      10
         6.4      Nasdaq Qualification...........................................................................      10
         6.5      Absence of Litigation..........................................................................      10
         6.6      No Governmental Prohibition....................................................................      11

SECTION 7 AFFIRMATIVE COVENANTS OF THE COMPANY...................................................................      11
         7.1      Registration Requirements......................................................................      11
         7.2      Indemnification and Contribution...............................................................      13
         7.3      Restrictions on Transferability................................................................      15

SECTION 8 RESTRICTIONS ON TRANSFERABILITY OF SHARES: COMPLIANCE WITH SECURITIES ACT..............................      15
         8.1      Securities Law Transfer Restrictions...........................................................      15
         8.2      Restrictive Legend.............................................................................      16
         8.3      Transfer of Shares After Registration..........................................................      16
         8.4      Purchaser Information..........................................................................      17

SECTION 9 MISCELLANEOUS..........................................................................................      17
         9.1      Waivers and Amendments.........................................................................      17
         9.2      Brokers and Finders............................................................................      17
         9.3      Governing Law..................................................................................      17
         9.4      Survival.......................................................................................      17
         9.5      Successors and Assigns.........................................................................      17
         9.6      Entire Agreement...............................................................................      18
         9.7      Notices, etc...................................................................................      18
         9.8      Severability of this Agreement.................................................................      18
         9.9      Counterparts...................................................................................      18
         9.10     Further Assurances.............................................................................      18
         9.11     Expenses.......................................................................................      18
         9.12     Currency.......................................................................................      18
         9.13     Replacement of Securities......................................................................      19
         9.14     Remedies.......................................................................................      19
         9.15     Independent Nature of Purchasers' Obligations and Rights.......................................      19

Exhibit A     -  Schedule of Purchasers
Exhibit B     -  Form of Additional Investment Right
Exhibit C     -  Instruction Sheet for Purchaser
Exhibit C-1   -  Stock Certificate Questionnaire
Exhibit C-2   -  Registration Statement Questionnaire
Exhibit C-3   -  Certificate for Individual Purchasers
Exhibit C-4   -  Certificate for Corporate, Partnership, Trust, Foundation
                 and Joint Purchasers

Exhibit D-1   -  Form of Opinion of Company Washington Counsel
Exhibit D-2   -  Form of Opinion of Company Corporate Counsel
Exhibit E     -  Form of Purchaser's Certificate of Subsequent Sale

                           PENWEST PHARMACEUTICALS CO.

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (the "Agreement") is made as of August 1, 2003, by and among Penwest Pharmaceuticals Co., a Washington corporation (the "Company"), with its principal office at 39 Old Ridgebury Road, Suite 11, Danbury, Connecticut 06810, and the persons listed on the Schedule of Purchasers attached hereto as Exhibit A (the "Purchasers").

                                   SECTION 1

                      AUTHORIZATION AND SALE OF SECURITIES

1.1 Authorization. The Company has authorized (i) the sale and issuance pursuant to this Agreement of up to 1,904,762 Units, each Unit consisting of one share of Common Stock, $0.001 par value per share (the "Common Stock") and an additional investment right (an "Additional Investment Right") to purchase 0.2 shares of Common Stock at an exercise price of $26.00 per share on the terms and in the form set forth on Exhibit B hereto.

1.2 Sale of Units. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of Units set forth opposite such Purchaser's name on Exhibit A for $21.00 per Unit (the "Purchase Price"). The maximum aggregate purchase price payable by the Purchasers to the Company for all of the Units shall be $40,000,002.

                                   SECTION 2

                             CLOSING DATE: DELIVERY

2.1 Closing Date. The closing of the purchase and sale of the Units hereunder (the "Closing") shall be held at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, at or before 10:00 a.m. New York local time, on the date that is two business days after the execution of this Agreement by the Company and the Purchasers, or at such time and place upon which the Company and the Purchasers shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

2.2 Delivery. At the Closing, the Company will deliver, or cause to be delivered, to each Purchaser:

            (a) a stock certificate, registered in such Purchaser's name as shown on Exhibit A, representing a number of shares of Common Stock equal to the number of Units purchased by such Purchaser (the "Purchased Shares");

            (b) Additional Investment Rights, registered in such Purchaser's name as shown on Exhibit A, pursuant to which such Purchaser shall have the right to acquire a number

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of shares of Common Stock equal to 20% of the number of Units purchased by such
Purchaser; and

            (c) a certificate from the Company that the representations and warranties made by the Company are true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

2.3 Purchase Price. The delivery of the Purchased Shares and the Additional Investment Rights pursuant to Section 2.2 shall be made against payment of the purchase price therefor by wire transfer of immediately available funds to the Company's account as designated in writing by the Company in the amount set forth on Exhibit A.

                                   SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers as of the date hereof as follows:

3.1 Subsidiaries; Organization and Standing. The Company has no direct or indirect subsidiaries. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Washington and is in good standing as a domestic corporation under the laws of said state and has all requisite corporate power and authority to conduct its business as currently conducted and as currently proposed to be conducted as disclosed in the SEC Documents (as defined below). The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to materially and adversely affect the business, properties or financial condition of the Company.

3.2 Corporate Power, Authorization. The Company has all requisite corporate power and has taken all requisite corporate action to execute and deliver this Agreement, to sell and issue the Units and the Purchased Shares and Additional Investment Rights comprising such Units (collectively, the "Securities") and to carry out and perform all of its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited with respect to rights of indemnity and contribution by state or federal securities laws or the public policy underlying such laws and (iii) as limited by equitable principles generally. The execution and delivery of this Agreement does not, and the performance of this Agreement and the compliance with the provisions hereof and the issuance, sale and delivery of the Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights by the Company will not, conflict with or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other agreement or instrument to which the Company or any of its properties is subject.

3.3 Issuance and Delivery of the Securities. The Purchased Shares, when issued in compliance with the provisions of this Agreement, and the shares of Common Stock issuable upon exercise of the Additional Investment Rights, when issued upon such exercise and payment of the consideration provided for therein, will be validly issued, fully paid and nonassessable and not subject to any liens or other encumbrances. The Company has duly authorized and reserved for issuance a sufficient number of its authorized but unissued shares of Common Stock for the issuance and delivery of the Purchased Shares. The issuance and delivery of the Securities are not, and the issuance and delivery of the shares of Common Stock issuable upon exercise of the Additional Investment Rights will not be, subject to preemptive or any other similar rights of the stockholders of the Company.

3.4 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement (the "SEC Documents"). As of their respective filing dates all SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements"), as of the dates included in the SEC documents, complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied as of the dates included in the SEC Documents and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended; provided, however, that the unaudited financial statements are subject to normal recurring year-end adjustments (which in any case will not be material) and do not contain all footnotes required under generally accepted accounting principles. All material agreements that are required to have been filed as exhibits to the SEC Documents under Item 601 of Regulation S-K to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents.

3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which the Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights are offered and/or sold, (b) the filing of the registration statement and all amendments thereto (the "Registration Statement") with the SEC as contemplated by Section 7.1 of this Agreement, (c) all required filings with The Nasdaq National Market necessary for the listing of the Purchased Shares and the shares of Common Stock issuable upon exercise of the Additional Investment Rights (collectively with the Purchased Shares, the "Shares") or (d) those consents, approvals, orders or authorizations of or registrations, qualifications, designations, declarations or filings with, any federal, state, or local

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governmental authority on the part of the Company that have been obtained and will be in effect as of the Closing Date.

3.6 No Material Adverse Change. Except as otherwise disclosed in the SEC Documents, since March 31, 2003, there have not been any changes in the business, assets, liabilities, properties, financial condition or operations of the Company from those reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse.

3.7 Intellectual Property. The Company owns or possesses sufficient rights to use all patents, patent rights, inventions, trade secrets, know-how, proprietary rights and processes that are necessary for the conduct and proposed conduct of its business as described in the SEC Documents (the "Company's Proprietary Rights"). The Company believes that there are no third parties who have or will be able to establish rights to any of the Company's Proprietary Rights, except for (i) the ownership rights of the third party licensors to the Company's Proprietary Rights which are licensed to the Company by such third party licensors and (ii) the third party licensees of the Company's Proprietary Rights. To the knowledge of the Company, there is no infringement by any third parties of any of the Company's Proprietary Rights. Except as disclosed in the SEC Documents, the Company has not received any notice of, and has no knowledge of any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret, know-how or other proprietary rights.

3.8 Authorized Capital Stock. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in the SEC Documents; there is no capital stock outstanding as of such dates other than as described in the SEC Documents. As of July 31, 2003, the authorized capital stock of the Company consists of 39,000,000 shares of Common Stock, of which 15,702,299 shares are outstanding, and 1,000,000 shares of Preferred Stock, $0.001 par value per share, of which 100,000 shares have been designated Series A Junior Participating Preferred Stock, none of which shares are outstanding. Except as disclosed in or contemplated by the SEC Documents and the Financial Statements of the Company and the related notes thereto, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company's stock plan and its employee stock purchase plan. No stockholder of the Company, other than the Purchasers, has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the Registration Statement.

3.9 Litigation. Except as set forth in the SEC Documents, as of the date hereof, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is the possibility of an adverse decision that (a) would reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company or (b) would reasonably be expected to impair the ability of the Company to perform its obligations under this Agreement.

3.10 Use of Proceeds. The Company will use the net proceeds from the sale of the Units to fund the research, development, marketing and commercialization of its products and technologies, including without limitation oxymorphone ER. The remainder of the net proceeds will be used for general corporate purposes. The Company also may use a portion of the net proceeds, currently intended for general corporate purposes, to acquire or invest in technologies, products or services that complement its business, although the Company has no present plans or commitments and is not currently engaged in any material negotiations with respect to these types of transactions. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities.

3.11 Accountants. Ernst & Young LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of the Registration Statement prior to the filing of the Registration Statement, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.12 Compliance With Other Instruments. The Company is not in violation or default of any provision of its Articles of Incorporation or Bylaws, each as amended to date or, in any material respect, of any provision of any federal or state statute, rule or regulation applicable to the Company. Except as to defaults and violations which individually or in the aggregate would not reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company, the Company is not in violation or default of any provision of any agreement, license, permit, instrument, judgment, order, writ or decree to which it is a party or by which it is bound.

3.13 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it and as currently proposed to be conducted as disclosed in the SEC Documents, the lack of which would reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

3.14 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

3.15 Securities Laws Disclosure; Publicity. On or before 8:30 a.m., New York local time, on August 4, 2003 the Company shall issue a press release announcing the signing of this Agreement and describing the terms of the transactions contemplated by the Transaction Documents (as defined below). On August 4, 2003, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act.

3.16 Private Placement. Neither the Company nor any person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy any of the Units by means of any form of general solicitation or advertising. Neither the Company nor any person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Units as contemplated hereby or (ii) cause the offering of the Units (the "Offering") to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market (as defined below). The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. "Trading Market" means the NASDAQ National Market or any other eligible market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

3.17 Form S-3 Eligibility. The Company is eligible to register the Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

3.18 Listing and Maintenance Requirements. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

3.19 Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provisions under the Company's charter documents or the laws of its state of incorporation.

3.20 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company is engaged, (ii) with the resources of the Company and (iii) with products at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.21 Non-Public Information. The Company has not, to the Company's knowledge, provided the Purchasers with any material non-public information in connection with the Offering other than information relating to the transactions contemplated by this Agreement which information shall be disclosed in a press release issued on August 4, 2003 in accordance with Section 3.15.

3.22 Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                                   SECTION 4

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

         Each Purchaser hereby severally represents and warrants to the Company, effective as of the date hereof, as follows:

4.1 Power; Authorization. (i) Such Purchaser has all requisite corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally, (b) as limited with respect to rights of indemnity and contribution by state or federal securities laws or the public policy underlying such laws and (c) as limited by equitable principles generally.

4.2 Investment Experience. Such Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser has received and reviewed the SEC Documents, is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities being acquired on the date hereof and the shares of Common Stock that may be acquired by such Purchaser upon exercise of the Additional Investment Rights. Purchaser has such business and financial experience as is required to permit it to protect its own interests in connection with the purchase of such Securities and such shares of Common Stock issuable upon exercise of the Additional Investment Rights. Such Purchaser's financial condition is such that it is able to bear the risk of holding such Securities and such shares of Common Stock for an indefinite period of time and the risk of loss of its entire investment.

4.3 Investment Intent. Such Purchaser is purchasing the Securities being acquired on the date hereof and the shares of Common Stock issuable upon exercise of the Additional Investment

Rights for its own account as principal, for investment purposes only, and not with a present view to, or for, the resale distribution thereof, in whole or in part, within the meaning of the Securities Act or any state securities laws. Purchaser understands that its acquisition of such Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights has not been registered under the Securities Act or registered or qualified under any state law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Purchaser's investment intent as expressed herein. Such Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit C-2 for use in the Registration Statement, and the responses provided therein shall be true and correct as of the Closing Date. Except as contemplated by this Agreement, such Purchaser has no present agreement, undertaking, arrangement, obligation or commitment providing for the disposition of the Securities or the shares of Common Stock issuable upon exercise of the Additional Investment Rights. Any Purchaser that is a corporation or other entity represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Securities or the shares of Common Stock issuable upon exercise of the Additional Investment Rights. Purchaser has, in connection with its decision to purchase the Securities or the shares of Common Stock issuable upon exercise of the Additional Investment Rights, relied solely upon the SEC Documents, the documents attached as appendices thereto and the materials provided to the Purchasers by the Company and representations and warranties of the Company contained herein. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities or the shares of Common Stock issuable upon exercise of the Additional Investment Rights except in compliance with the Securities Act, and the rules and regulations promulgated thereunder and applicable state securities laws.

4.4 Registration or Exemption Requirements. Such Purchaser further acknowledges, understands and agrees that the Securities being acquired on the date hereof and the shares of Common Stock issuable upon exercise of the Additional Investment Rights may not be resold or otherwise transferred unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt; provided, however, that no opinion shall be required with respect to a transfer to a transferee that is a Qualifying Holder (as defined in Section 7.3) under clause (i) or (ii) of the definition of Qualifying Holder. The Company shall affix a legend to the Additional Investment Rights and the certificate(s) evidencing the Shares to the foregoing effect.

4.5 Certain Trading Limitations. Each Purchaser agrees that beginning on the date hereof until the earlier to occur of (a) 90 days from the Closing Date and
(b) the effective date of the Registration Statement, it will not enter into any Short Sales. For purposes of this Section 4.5, a "Short Sale" by a Purchaser means a sale of Common Stock that is marked as a short sale and that is executed at a time when such Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether a Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock that would be issuable upon exercise in full of all options then held by such Purchaser (assuming that such options were then fully exercisable, notwithstanding any provisions to the contrary, and giving effect to any exercise price adjustments scheduled to take effect in the future) shall be deemed to be held long by such Purchaser.

4.6 Pledge Arrangements. Notwithstanding anything to the contrary herein, the Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities (including shares of Common Stock issuable upon exercise of the Additional Investment Rights) in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities, provided that such pledge or grant of a security interest is consistent with all applicable laws, rules and regulations, including all applicable securities laws (a "Bona Fide Pledge Arrangement"). If required under the terms of such Bona Fide Pledge Arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties thereunder, provided that such transfer is consistent with all applicable laws, rules and regulations, including all applicable securities laws. A Bona Fide Pledge Arrangement would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in order to effectuate such Bona Fide Pledge Arrangement or to transfer pledged shares pursuant to such Bona Fide Pledge Arrangement. Further, the Purchaser shall not be required hereunder to notify the Company of a Bona Fide Pledge Agreement. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with the inclusion of the pledgee or secured party in the prospectus contemplated by Section 7, through a prospectus supplement or otherwise.

                                   SECTION 5

                       CONDITIONS TO CLOSING OF PURCHASERS

         Each Purchaser's obligation to purchase the Units at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

5.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Securities and shares of Common Stock issuable upon exercise of the Additional Investment Rights.

5.4 Legal Opinion. The Purchasers shall have received a legal opinion of Perkins Coie LLP, Washington counsel to the Company, with respect to the matters set forth on Exhibit D-1 and

Hale and Dorr LLP, corporate counsel to the Company, with respect to the matters set forth on Exhibit D-2.

5.5 Nasdaq Qualification. The Shares shall be duly authorized for listing by The Nasdaq National Market, subject to official notice of issuance, to the extent required by the rules of The Nasdaq National Market.

5.6 Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

5.7 No Governmental Prohibition. The sale of Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights by the Company shall not be prohibited by any law or governmental order or regulation.

                                   SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Units at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Securities and shares of Common Stock issuable upon exercise of the Additional Investment Rights.

6.4 Nasdaq Qualification. The Shares to be issued shall be duly authorized for listing by The Nasdaq National Market, subject to official notice of issuance, to the extent required by the rules of The Nasdaq National Market.

6.5 Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

6.6 No Governmental Prohibition. The sale of Securities and the shares of Common Stock issuable upon exercise of the Additional Investment Rights by the Company shall not be prohibited by any law or governmental order or regulation.

                                   SECTION 7

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

7.1      Registration Requirements.

            (a) The Company shall use its best efforts to prepare and file the Registration Statement with the SEC under the Securities Act to register the resale of the Shares by the Purchasers no later than 30 days after the Closing Date.

            (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each Purchaser shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by such Purchaser. Registration Expenses shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Selling Expenses shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Purchased Shares and the shares of Common Stock issuable upon exercise of the Additional Investment Right and all fees and disbursements of counsel for any Purchaser.

            (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its reasonable best efforts to: (i) cause the Registration Statement to become effective as soon as practicable after the filing thereof but in any event within 90 days after the Registration Statement is filed by the Company, subject to receipt of necessary information from the Purchasers after prompt request from the Company to the Purchasers to provide such information; (ii) keep such registration effective until the earlier (such date being referred to as the "Registration Termination Date") of (A) the later of (1) the second anniversary of the Closing Date and
(2) the last date on which Shares are issued upon exercise of an Additional Investment Right, or (B) such date as all of the Shares have been resold by the original Purchasers thereof; (iii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement; (iv) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request; (v) cause all Shares registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (vi) provide a transfer agent and registrar for all Shares registered pursuant to the Registration Statement and a CUSIP number for all such Shares; (vii) to comply with all applicable rules and regulations of the SEC; and (viii) file the documents required of the Company and maintain requisite blue sky clearance in
(A) all jurisdictions in which any of the Shares are originally sold and (B) all other states reasonably specified in writing by a Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented. After the Registration Termination Date, the Company shall be entitled to withdraw the Registration Statement and the Purchasers shall have no further right to offer or sell any of the Shares pursuant to the Registration Statement.

(d) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Shares to the public without registration or pursuant to a registration on Form S-3, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the second anniversary of the date hereof or (B) such date as all of the Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to any Purchaser upon request, as long as the Purchaser owns any Shares, (A) a written statement by the Company that it is in compliance with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser of any rule or regulation of the SEC that permits the selling of any such Shares without registration or pursuant to such Form S-3.

(e) Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Purchasers a certificate signed by the Chief Executive Officer or the Chief Financial Officer of the Company stating that the Board of Directors of the Company has made the good faith and reasonable determination (i) that continued use by the selling Purchasers of the Registration Statement for purposes of effecting offers or sales of Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that is therefore desirable to suspend the use by the Purchasers of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto, then the right of the selling Purchasers to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares pursuant thereto shall be suspended. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend the use of the Registration Statement more than on more than three occasions during any 12-month period or for more than 30 days per such occasion. Each Purchaser hereby covenants and agrees that it will not sell any Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or the ability to sell thereunder is suspended as set forth in this
Section 7.1(e).

7.2      Indemnification and Contribution.

            (a) The Company agrees to indemnify and hold harmless each selling Purchaser, each of its directors, officers, members, agents, employees and each person who controls the Purchaser within the meaning of the Securities Act (a "Purchaser Indemnified Person") from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Purchaser Indemnified Person may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon, (X) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or prospectus or (Y) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or any form of prospectus or supplement thereto, in light of the circumstances under which they were made), and the Company will, as incurred, reimburse such Purchaser Indemnified Person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable to a Purchaser Indemnified Person in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser Indemnified Person specifically for use in the Registration Statement, (ii) the failure of the selling Purchaser related to such Purchaser Indemnified Person to comply with the covenants and agreements contained in Section 8.3 hereof, or
(iii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser related to such Purchaser Indemnified Person prior to the pertinent sale or sales by such Purchaser.

            (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and each person who controls the Company within the meaning of the Securities Act (a "Company Indemnified Person") from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in the Registration Statement, provided, however, that no Purchaser shall be liable to a Company Indemnified Person in any such case for any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact included in any prospectus which statement or omission has been corrected, in writing, by such Purchaser and delivered to the Company before the sale from which such loss occurred, or (ii) the delivery by the Purchaser of a prospectus (the "Previous Prospectus") containing an untrue statement or omission that was corrected by the Company by delivery to the Purchaser prior to the pertinent sale or sales by the Purchaser of (X) a subsequent prospectus not containing such untrue statement or omission and (Y) a written notice advising the Purchaser to terminate use of the Previous Prospectus, and each Purchaser, severally and not jointly, will, as incurred, reimburse such Company Indemnified Person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided that each Purchasers' obligations pursuant to this Section 7.2(b) shall be limited to the net proceeds received by the Purchaser from the sale of the Shares under the Registration Statement.

            (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume at its expense the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

            (d) If the indemnification provided for in this Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claim, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the net amount received by the Purchaser from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective sales of Shares to which such loss relates and not joint.

            (e) The obligations of the Company and the Purchasers under this
Section 7.2 shall be in addition to any liability which the Company and the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

7.3 Restrictions on Transferability. None of the rights of any Purchaser under this Agreement shall be transferred or assigned to any person unless (a) such person is a Qualifying Holder (as defined below), and (b) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an instrument of adherence in the form prescribed by the Company. For purposes of this Section 7.3, the term "Qualifying Holder" shall mean, with respect to any Purchaser, (i) any partner thereof, (ii) any corporation, partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) up to two other direct transferees from such Purchaser. None of the rights of any Purchaser under this Agreement shall be transferred or assigned to any Person (including, without limitation, a Qualifying Holder) that acquires Shares in the event that and to the extent that such Person is eligible to resell such Shares pursuant to Rule 144(k) of the Securities Act.

                                   SECTION 8

                   RESTRICTIONS ON TRANSFERABILITY OF SHARES:
                         COMPLIANCE WITH SECURITIES ACT

8.1 Securities Law Transfer Restrictions. No Purchaser shall sell, assign, pledge, transfer or otherwise dispose of or encumber any of the Shares, except
(i) pursuant to an effective registration statement under the Securities Act or
(ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; provided that no such opinion shall be requested for any transfer of Shares that is exempt from such registration under Rule 144 under the Securities Act. Any transfer or purported transfer of the Shares in violation of this Section 8.1 shall be voidable by the Company. The Company shall not register any transfer of the Shares in violation of this Section 8.1. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 8.1.

8.2 Restrictive Legend. Each certificate representing Shares shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                  ADDITIONALLY THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT DATED AUGUST 1, 2003 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF SHARES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THIS CERTIFICATE WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 8.1 AND 8.3 OF THE AGREEMENT. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

         The legends contained in this Section 8.2 may be removed from a certificate in accordance with Section 8.3.

8.3 Transfer of Shares After Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Shares except either (i) in accordance with the Registration Statement, in which case such Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by such Purchaser of an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws; provided that no such opinion shall be requested for any transfer of Shares that is exempt from such registration under Rule 144 under the Securities Act. Such

Purchaser further acknowledges and agrees that such Shares are not transferable on the books of the Company pursuant to the Registration Statement unless the certificate submitted to the Company's transfer agent evidencing such Shares is accompanied by a separate certificate executed by an officer of, or other person duly authorized by, such Purchaser in the form attached hereto as Exhibit E.

8.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser or such Purchaser's "Plan of Distribution" and of any sale of Shares by such Purchaser.

                                   SECTION 9

                                  MISCELLANEOUS

9.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser.

9.2 Brokers and Finders. Other than Banc of America Securities LLC and its subagents, each of the parties hereto hereby represents there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

9.3 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party hereby irrevocable submits to the exclusive jurisdiction of the state and federal courts sitting in the city of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company and the Purchasers hereby waive all rights to trial by jury.

9.4 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Except as provided in Section 7.3, notwithstanding the foregoing, no Purchaser shall assign this Agreement without the prior written consent of the Company.

9.6 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail addressed to the Company at its address set forth below or the Purchasers at their respective addresses set forth at the beginning of this Agreement or on Exhibit A or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or
(i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number,
(ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail seven days after such notice or communication shall have been deposited in the United States mail.

         Notices to the Company shall be addressed

         to:                                                  with a copy to:

         Penwest Pharmaceuticals Co.                          Hale and Dorr LLP
         Attn:  Chief Financial Officer                       Attn:  Stuart M. Falber, Esq
         39 Old Ridgebury Road, Suite 11                      60 State Street
         Danbury, Connecticut  06810                          Boston, Massachusetts 02109
         Fax:  (203) 796-1393.                                Fax:  (617) 526-5000

9.8 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

9.10 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

9.12 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

9.13 Replacement of Securities. If any certificate or instrument evidencing any Securities or Common Stock issued upon exercise of the Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued, in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested, and upon satisfaction by the Purchaser of any requirements of the Company's transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities or Shares.

9.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence.

9.15 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement and Additional Investment Rights (collectively, the "Transaction Documents") are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Each Purchaser represents that the decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

               [Remainder of This Page Intentionally Left Blank.]

         The foregoing agreement is hereby executed as of the date first above written.

                                    PENWEST PHARMACEUTICALS CO.

                                    a Washington corporation

                                             /s/ Jennifer L. Good
                                             -----------------------------------
                                    By:      Jennifer L. Good
                                    Title:   Senior Vice President, Finance, and
                                             Chief Financial Officer

                                    PURCHASERS:

                                    Counterpart signature pages attached.

                            Purchaser Signature Page

         By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of August __, 2003 (the "Purchase Agreement") by and among Penwest Pharmaceuticals Co. and the Purchasers (as defined therein), as to the number of shares of Common Stock set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                                         Name of Purchaser:



                                         By:
                                             -----------------------------------
                                                  Title

                                         Record
                                         Address:
                                                 -------------------------------



                                         Telecopy No.:
                                                      --------------------------

                                         Number of Units:
                                                        ------------------------

                                         Aggregate Purchase Price: $
                                                                    ------------

Agreed to and accepted this
___ day of August, 2003

Penwest Pharmaceuticals Co.

By:
    --------------------------------
         Name:
         Title:

                                    EXHIBIT A

                                                             Purchased                 Investment
             Purchaser                     Units               Shares                 Right Shares       Purchase Price
             ---------                     -----               ------                 ------------       --------------
Cranshire Capital, L.P.                   150,000              150,000                   30,000          $3,150,000.00
c/o Mitchell P. Kopin
666 Dundee Road, Suite 1901
Northbrook, IL  60062

Deephaven Small Cap                       150,000              150,000                   30,000          $3,150,000.00
    Growth Fund, LLC
130 Cheshire Lane, Suite 102
Minnetonka, MN  55305

Smithfield Fiduciary LLC                  221,562              221,562                   44,312          $4,652,802.00
c/o Highbridge Capital
    Management, LLC
9 West 57th Street
27th Floor
New York, NY  10019
Attn:  Ari J. Storch /
       Adam J. Chill

Narragansett I, LP                         53,200               53,200                   10,640          $1,117,200.00
540 Madison Avenue
38th Floor
New York, NY  10022

Narragansett Offshore, Ltd.                86,800               86,800                   17,360          $1,822,800.00
540 Madison Avenue
38th Floor
New York, NY  10022

Oppenheimer Discovery Fund                302,000              302,000                   60,400          $6,342,000.00
c/o Oppenheimer Funds, Inc.
6803 South Tucson Way
Centennial, CO  80112
Attn:  Banking Operations

Oppenheimer Emerging                       20,000               20,000                    4,000          $  420,000.00
    Growth Fund
c/o Oppenheimer Funds, Inc.
6803 South Tucson Way
Centennial, CO  80112
Attn:  Banking Operations

USAZ Oppenheimer                            8,000                8,000                    1,600          $  168,000.00
    Emerging Growth Fund
c/o Oppenheimer Funds, Inc.
6803 South Tucson Way
Centennial, CO  80112
Attn:  Banking Operations

ProMed Offshore Fund, Ltd.                  3,650                3,650                      730          $   76,650.00
237 Park Avenue, 9th Floor
New York, NY  10017

ProMed Partners, L.P.                      21,350               21,350                    4,270          $  448,350.00
237 Park Avenue, 9th Floor
New York, NY  10017

RS Emerging Growth Pacific                 54,500               54,500                   10,900          $1,144,500.00
    Partners Master Fund
    Unit Trust
388 Market Street
Floor 17
San Francisco, CA  94111

RS Emerging Growth Pacific                 18,700               18,700                    3,740          $  392,700.00
    Partners Onshore LP
388 Market Street
Floor 17
San Francisco, CA  94111

Rx Healthcare Partners I LP                 8,100                8,100                    1,620          $  170,100.00
c/o Rx Capital Management
    LP
156 56th Street
New York, NY  10019
Attn:  Craig Rosmarin

With a copy to:
Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022

Rx Healthcare Partners II LP               83,200               83,200                   16,640          $ 1,747,200.00
c/o Rx Capital Management
    LP
156 56th Street
New York, NY  10019
Attn:  Craig Rosmarin

With a copy to:
Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022

Rx Healthcare Overseas Fund                58,700               58,700                   11,740          $ 1,232,700.00
c/o Rx Capital Management
    LP
156 56th Street
New York, NY  10019
Attn:  Craig Rosmarin

With a copy to:
Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022

S.A.C. Healthco Fund, LLC                 165,000              165,000                   33,000          $ 3,465,000.00
P.O. Box 58, Victoria House
The Valley
Anguilla, BWI

With a copy to:
S.A.C. Capital Advisors, LLC
72 Cummings Point Road
Stamford, CT  06902
Attn:  General Counsel

Mainfield Enterprises Inc.                450,000              450,000                   90,000          $ 9,450,000.00
c/o Sage Capital Growth Inc.
660 Madison Avenue
18th Floor
New York, NY  10021

SF Capital Partners Ltd.                   50,000               50,000                   10,000          $ 1,050,000.00
3600 South Lake Drive
St. Francis, WI  53235

TOTAL                                   1,904,762            1,904,762                  380,952          $40,000,002.00

                                    EXHIBIT B

                       FORM OF ADDITIONAL INVESTMENT RIGHT

                                    EXHIBIT C

                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                         Securities Purchase Agreement)

A.       Complete the following items in the Securities Purchase Agreement:

         1. Complete and execute the Purchaser Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

         2. Exhibit C-1 - Stock Certificate Questionnaire:

         Provide the information requested by the Stock Certificate
         Questionnaire;

         3. Exhibit C-2 - Registration Statement Questionnaire:

         Provide the information requested by the Registration Statement Questionnaire.

         4. Exhibit C-3 /C-4 - Purchaser Certificate:

         Provide the information requested by the Certificate for Individual Purchasers (B-3) or the Certificate for Corporate, Partnership, Trust, Foundation and Joint Purchasers (B-4), as applicable.

         5. Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits C-1 through C-4, to:

                                    Hale and Dorr LLP
                                    Facsimile: (617) 526-5000
                                    Telephone: (617) 526-6000
                                    Attn: Omar White

         6. After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits C-1 through C-4 to:

                                    Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109
                                    Telephone: (617) 526-6000
                                    Attn: Omar White

B. Instructions regarding the transfer of funds for the purchase of Units will be telecopied to the Purchaser by the Company at a later date.

C. Upon the resale of any Shares by the Purchaser after the Registration Statement covering any Shares is effective, as described in the Purchase Agreement, the Purchaser:

                  (i) must deliver a current prospectus, and annual and quarterly reports of the Company to the buyer (prospectuses, and annual and quarterly reports may be obtained from the Company at the Purchaser's request); and

                  (ii) must send a letter in the form of Exhibit E to the Company and the Company's transfer agent so that the Shares may be properly transferred.

                                   EXHIBIT C-1

                           PENWEST PHARMACEUTICALS CO.

                         STOCK CERTIFICATE QUESTIONNAIRE

         Pursuant to Section 4.3 of the Agreement, please provide us with the following information:

1.           The exact name that the Units are to be registered in (this is the name that will appear on the stock certificate(s)).  You may
             use a nominee name if appropriate:                                         --------------

2.           The relationship between the Purchaser of the Securities and the
             Registered Holder listed in response to item 1 above:                      --------------

3.           The mailing address, telephone and telecopy number of the
             Registered Holder listed in response to item 1 above:                      --------------

                                                                                        --------------

                                                                                        --------------

                                                                                        --------------

                                                                                        --------------

4.           The Tax Identification Number of the Registered Holder listed in
             response to item 1 above:                                                  --------------

                                   EXHIBIT C-2

                           PENWEST PHARMACEUTICALS CO.

                      REGISTRATION STATEMENT QUESTIONNAIRE

         In connection with the Registration Statement, please provide us with the following information regarding the Purchaser.

         1. Please state your organization's name exactly as it should appear in the Registration Statement:

         2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

         _______  Yes                       _______  No

         If yes, please indicate the nature of any such relationship below:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         3. Are you the beneficial owner of any other securities of the Company?

         _______  Yes                       _______  No

         If yes, please describe the nature and amount of such ownership.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         4. Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company pursuant to the Registration Statement?

         _______  Yes                       _______  No

         If yes, please describe the nature and amount of such arrangements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT C-3

                           PENWEST PHARMACEUTICALS CO.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS

         If the investor is an individual Purchaser (or married couple) the Purchaser must complete, date and sign this Certificate.

                                   CERTIFICATE

         I certify that the representations and responses below are true and accurate:

         In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

         ___ (1) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         ___ (2) A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

         ___ (3) An executive officer or director of the Company.

         Set forth in the space provided below the state(s), if any, in the U.S. in which you maintained your residence during the past two years and the dates during which you resided in each state
                                      ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:                Name(s) of Purchaser
       -------                             -------------------------------------

                                    Signature
                                              ----------------------------------

                                    Signature
                                              ----------------------------------

                                    Dated                              , 2003
                                          -----------------------------

                                   EXHIBIT C-4

                           PENWEST PHARMACEUTICALS CO.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS

         If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

                                   CERTIFICATE

         The undersigned certifies that the representations and responses below are true and accurate:

         (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

         (b) Indicate the form of entity of the undersigned:

                  ____ Limited Partnership

                  ____ General Partnership

                  ____ Corporation

                  ____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):
                                                          ----------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 (Continue on a separate piece of paper, if necessary.)

                  ____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):
                                                                       ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 (Continue on a separate piece of paper, if necessary.)

                  ____ Other form of organization (indicate form of
organization(
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------).

         ____ (c) Indicate the approximate date the undersigned entity was formed:
        -------------------------------- .

         (d) In order for the Company to offer and sell the Units in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as an investor in the Company.

                  ___ 1. A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

                  ___ 2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

                  ___ 3. An insurance company as defined in Section 2(13) of the Securities Act;

                  ___ 4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

                  ___ 5. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                  ___ 6. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

                  ___ 7. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  ___ 8. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                  ___ 9. An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

                  ___ 10. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

                  ___ 11. An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                           (Continue on a separate piece of paper, if
necessary.)

         Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------


Dated:                    ., 2003
       --------------------

------------------------------------
Name of investor

------------------------------------
Signature and title of authorized officer, partner or trustee

                                   EXHIBIT D-1

                      OPINION OF COMPANY WASHINGTON COUNSEL

(a) The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington;

(b) The Company has the necessary corporate power and authority to enter into the Agreement and to issue, sell and deliver to the Purchasers the Purchased Shares and the Additional Investment Rights to be issued and sold by it thereunder and to issue, sell and deliver the Common Stock issuable upon exercise of the Additional Investment Rights.

(c) The execution and delivery of this Agreement has been duly authorized by all necessary corporate action on the part of the Company;

(d) The performance by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated will not contravene any provision of the Company's Articles of Incorporation, By-laws or the Washington Business Corporation Act; and

(e) The Shares to be issued by the Company pursuant to the terms of the Agreement will be, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement or the Additional Investment Rights, as applicable, duly authorized, validly issued, fully paid and nonassessable. The Additional Investment Rights, when issued, sold and delivered in accordance with the terms of the Agreement and for the consideration expressed therein, will be validly issued. The shares of Common Stock issuable upon exercise of the Additional Investment Rights have been validly authorized and reserved for issuance and, when issued in accordance with the terms of the Additional Investment Rights and for the consideration expressed therein, such shares of Common Stock will be fully paid and nonassessable. Shareholders of the Company have no preemptive rights under the Company's Articles of Incorporation or Bylaws.

                                   EXHIBIT D-2

                      OPINION OF COMPANY CORPORATE COUNSEL

         (a) The consummation by the Company of the transactions herein contemplated do not conflict with, violate or breach any of the terms and provisions, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument filed by the Company as an exhibit to any filing, report or registration statement with the SEC (an "SEC Exhibit"), or, to such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company, or over any of its properties or operations specifically naming the Company; provided however, that no opinion need be rendered concerning state or foreign securities laws, Blue Sky laws or any other laws other than United States federal laws, the Delaware General Corporate Law statute and the state laws of the Commonwealth of Massachusetts;

         (b) This Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company according to its terms, except to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, (iv) general equitable principles and (v) other customary qualifications (it being recognized that in giving this opinion counsel will rely on the opinions delivered by Perkins Coie, LLP with respect to corporate power and authority, due authorization and non-contravention); and

         (c) The stockholders of the Company have no preemptive rights under the SEC Exhibits; and

         (d) Based in part on the representations of the Purchasers in Section 4 of this Agreement, the offer and sale of the Units was exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

         (e) As of their respective filing dates, the SEC Documents (other than the financial statements and other financial data therein, including the notes and schedules thereto, as to which such counsel expresses no opinion) complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

                                    EXHIBIT E

                   PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

To:      [Transfer agent name and address]

         Attention:
                    ---------------------------------

         The undersigned, the Purchaser or an officer of, or other person duly authorized by the Purchaser, hereby certifies that _____________________ was the Purchaser of the Shares_______________________ (fill in name of Purchaser) evidenced by the attached certificate, and as such, proposes to transfer such Shares on or about __________ in accordance with the registration statement, file number ______, and the Purchaser certifies that the transfer has complied with and will comply with all applicable requirements of the Securities Act of 1933, as amended (the "Act"), including without limitation the requirement of delivering a current prospectus in a timely manner.

Print or type:

           Name of Purchaser:
                             ---------------------------------------------------
           Name of Individual representing
           Purchaser (if an Institution):
                                         ---------------------------------------
           Title of Individual representing
           Purchaser (if an Institution):
                                         ---------------------------------------

Signature by:



           Purchaser or Individual
           representing Purchaser:
                                  ----------------------------------------------